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Exhibit 32(a)

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the Form 10-K of Frederick County Bancorp, Inc. for the year ended December 31, 2012, I, Martin S. Lapera, President and Chief Executive Officer of Frederick County Bancorp, Inc., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  (1)
  such Form 10-K for the year ended December 31, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in such Form 10-K for the year ended December 31, 2012, fairly presents, in all material respects, the financial condition and results of operations of Frederick County Bancorp, Inc.

/s/ MARTIN S. LAPERA	Date: February 20, 2013
Martin S. Lapera President and Chief Executive Officer

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  Exhibit 32(a)
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350